Third Quarter 2011 Review October 27, 2011 Draft, 10/26/11 Exhibit 99.1

2 Forward-Looking Statements

3 Third Quarter 2011 Summary 1 Denotes a non-GAAP financial measure. See Appendix for a definition of these measures and reconciliations to the most directly comparable GAAP measures.

Financial Results
4
Twelve Months Ended Sept. 30
2011 2010
Return on Equity (ROE) 7.1% 8.6%
Operating Return on Average Equity (ROAE)
2
9.6% 9.4%
Three Months Ended Sept. 30
2011 2010
Net Income $  11.1 $  56.6
Less: Net realized investment gains (losses)
1
(36.9) 13.0
Add: Net investment gains (losses) on FIA options
1
(0.4) 0.2
Adjusted Operating Income
2
$  47.6 $  43.8
$ in millions
1   Net of taxes
2   Denotes a non-GAAP financial measure.  See Appendix for a definition of these measures and reconciliations to the most directly comparable GAAP measures.

Group Segment
33% of Pretax Adjusted Operating Income
1
5
Priorities:
• Successful campaign for 1/1/12 medical stop-loss renewals and new business
• Transition AUL
3
medical stop-loss business to Symetra (we expect to
renew approx. 2/3 of the AUL premium)
• Drive growth in group life premium
3Q11 3Q10
Operating Revenues
2
$ 149.2 $ 117.3
Pretax Adjusted Operating Income $   22.0 $   16.7
Group Loss Ratio 63.6% 66.5%
Total Sales $  20.1  $  18.4
$ in millions
1   Denotes a non-GAAP financial measure.  See Appendix for a definition of these measures and reconciliations to the most directly comparable GAAP measures.
2 Defined as total revenue excluding net realized investment gains (losses).
3   American United Life Insurance Co.

Deferred Annuities Segment
41% of Pretax Adjusted Operating Income
1
6
Priorities:
• Maintain strong interest spread on fixed annuities
• Accelerate the uptake rate of fixed indexed annuity (FIA) product on bank and broker-dealer platforms
• Develop new variable annuity (VA) product for the lower cost non-living benefits market
3Q11 3Q10
Operating Revenues
2
$ 137.2 $ 124.0
Pretax Adjusted Operating Income $   28.0 $   22.5
Interest Spread 1.92% 1.85%
Total Sales $ 393.6 $ 286.4
Ending Total Account Values $11,093.3 $9,548.2
$ in millions
1   Denotes a non-GAAP financial measure.  See Appendix for a definition of these measures and reconciliations to the most directly comparable GAAP measures.
2 Defined as total revenue excluding net realized investment gains (losses) and including net investment gains
(losses) on FIA options.

Income Annuities Segment
11% of Pretax Adjusted Operating Income
1
7
Priorities:
• Continue to drive profitability of existing block in low interest rate environment with commercial mortgage loan origination strategy
• Focus on shorter duration opportunities
3Q11 3Q10
Operating Revenues
2
$ 102.5 $ 105.7
Pretax Adjusted Operating Income $     7.1 $     9.5
Base Interest Spread
3
0.54% 0.59%
Total Sales $   64.6 $   58.0
$ in millions
1   Denotes a non-GAAP financial measure.  See Appendix for a definition of these measures and reconciliations to the most directly comparable GAAP measures.
2 Defined as total revenue excluding net realized investment gains (losses).
3   Interest spread excluding mortgage-backed securities prepayment speed adjustment.

Life Segment
18% of Pretax Adjusted Operating Income
8
Priorities:
•
Enhance new Symetra Classic Universal Life insurance product with the rollout of additional benefits riders in 4Q11
• Secure distribution agreements with select BGA  partners
3Q11 3Q10
Operating Revenues $ 110.9 $ 107.4
Pretax Adjusted Operating Income $  12.4 $  15.3
BOLI Return on Assets 0.82% 0.92%
Individual Sales $  3.3  $   2.6
BOLI Sales $    -- $   7.5
$ in millions
1   Denotes a non-GAAP financial measure.  See Appendix for a definition of these measures and reconciliations to the most directly comparable GAAP measures.
2   Defined as total revenue excluding net realized investment gains (losses).
3 Brokerage general agents.

3
2

9
Clean Balance Sheet
• Tangible book value
1 1
= 90% of total stockholders’ equity
• Statutory book value = $1,996.7 million = 65% of total stockholders’
equity (97% of adjusted book value
1 1
)
• Estimated risk-based capital (RBC) ratio of 455%
• Down from estimated 466% at 6/30/11 due to AUL renewal rights acquisition and unrealized losses on mark-to-market equities and REITs
• DAC = only 7% of total stockholders’ equity
• 3Q11 includes $1.3M pretax favorable unlocking
As of 9/30/11
1 Denotes a non-GAAP financial measure. See Appendix for definition and reconciliation to most directly comparable GAAP measure.

$25.9 billion
Portfolio Composition
As of 9/30/11
10
High-Quality Investment Portfolio
1 Included in trading marketable equity securities.
2 From inception of Symetra portfolio in January 2005 through 9/30/11.
3 FTSE NAREIT All Equity REITS Index.
•
Pretax impairments of $4.9M in 3Q11 vs $3.5M in
3Q10
•
AOCI of $1,006.5M at 9/30/11 vs $819.4M at
9/30/10
•
RMBS $3.7B
•
Gross premium of ($68.2M)
•
Gross discount of $74.1M
•
Average mortgage loan rate = 5.5%
•
Outstanding long-term equity portfolio
performance:  Life-to-date   annualized total return
of 8.6% (vs 1.1% for S&P 500 Total Return Index)
•
YTD annualized total return for REITs of (10.9)% vs
benchmark   total return of (8.5)%
•
European exposure of $1.3B
•
$0.7M of sovereign
•
$162.4M of financials
•
Largest holding = $112.6M of Shell
•
Commercial mortgage loans (CML) offer attractive
yields:  3Q11 originations funded at approx. 300 bp
spread to Treasurys
Fixed
maturities,
88.5%
Equities,
1.0%
REITs
1
, 0.5%
Commercial
mortgage
loans, 8.8%
Limited
partnerships,
0.8%
Policy loans
and other,
0.4%

• “Successful efforts” DAC accounting becomes effective 1/1/2012
• Symetra will retrospectively adopt
• Expenses that will no longer be deferrable include:
• Indirect sales costs (e.g., key account management)
• Marketing and advertising costs
• Future net income impact will depend upon expected future sales levels, sales expense levels and changes in projected amortization
1   Accounting Standards Update 2010-26, Financial Services – Insurance (ASU 2010-26), Accounting for
Costs Associated with Acquiring or Renewing Insurance Contracts.
2 Denotes a non-GAAP financial measure. See Appendix for definition and reconciliation to most directly comparable GAAP measure.
New Accounting for Deferred Acquisition Costs
1
As of
12/31/10
Range of Estimated Impact
on 12/31/10 Balances
DAC Balance $    250.0 -12% to -18%
Book Value $ 2,380.6 -0.8% to -1.2%
Adjusted Book
Value²
$ 1,948.1 -1.3% to -1.7%

Analysis of Low Interest Rates

• Previously, we said that a shock drop of 100 bp in interest rates from 6/30/11
$(0.03) - $(0.05) estimated impact on Adjusted Operating EPS
1
over a six-month period
• For 3Q11 analysis, we used interim models to develop reinvestment cash flows and statutory reserve estimates
• We focused on results using 9/30/11 interest rates (10-year Treasury = 2.01%)
• Our estimates could be affected by changes in monetary policy, government programs to stimulate mortgage refinancing, significant increases in corporate refinance activity
Estimated
Amount of
Reinvestment
Risk
Management
Tools
Surplus ~ $250 CML
Deferred Annuity < $50 Rate resets
Income Annuity < $50 CML
BOLI < $350
CML, rate resets,
other product levers
$ in millions
1   Denotes a non-GAAP financial measure.  See Appendix for a definition of these measures and reconciliations to the most directly comparable GAAP measures.
Estimated Statutory Cash
Flow Testing Reserves
$30 - $60
8 -16 points RBC

Capital Management Priorities Key Consideration: Ratings 13

Grow & Diversify: Tracking Our Progress 14

Appendix 15

Reconciliation of Non-GAAP Measures
Three Months Ended
September 30
2011 2010
Net income $ 11.1 $ 56.6
Less: Net realized investment gains (losses) (net of taxes) (36.9) 13.0
Add: Net investment gains (losses) on FIA options (net of taxes) (0.4) 0.2
Adjusted operating income
1
$ 47.6 $ 43.8
Adjusted operating income per diluted share of common stock
2
$ 0.35 $ 0.32
Twelve Months Ended
September 30
2011 2010
Return on equity (ROE) 7.1% 8.6%
Average book value $ 2,646.0 $ 1,987.9
Operating return on average equity (ROAE)
3
9.6% 9.4%
Average adjusted book value $ 1,988.0 $ 1,695.9
1
Adjusted operating income is a non-GAAP financial measure calculated as net income, less after-tax net realized investment gains (losses), plus
after-tax net investment gains (losses) on our fixed indexed annuity (FIA) options.    ²  Diluted weighted average shares outstanding for the three
months ended Sept. 30, 2011 and 2010 were 137.571 million and 137.145 million, respectively.   ³  Operating ROAE is a non-GAAP financial
measure computed as adjusted operating income for the most recent four quarters, divided by average adjusted book value for the most recent five quarters.  Adjusted book value is stockholders’ equity excluding AOCI.
$ in millions

Reconciliation of Non-GAAP Measures (cont.)
Three Months Ended
September 30
2011 2010
Segment pretax adjusted operating income:
Group $ 22.0 $ 16.7
Deferred Annuities 28.0 22.5
Income Annuities 7.1 9.5
Life 12.4 15.3
Other (1.7) (0.5)
Subtotal 67.8 63.5
Less: Income Taxes
1
20.2 19.7
Adjusted operating income
2
$ 47.6 $ 43.8
1
Represents the total provision for income taxes adjusted for the tax effect on net realized investment gains (losses) and on net realized and unrealized investment gains (losses) on fixed indexed annuity (FIA) options at the U.S. federal income tax rate of 35%.
2
Adjusted operating income is a non-GAAP financial measure calculated as net income, less after-tax net realized investment gains
(losses), plus after-tax net investment gains (losses) on our fixed indexed annuity (FIA) options.
$ in millions

Reconciliation of Non-GAAP Measures (cont.)
1
Adjusted book value is a non-GAAP financial measure calculated as stockholders’ equity excluding AOCI.
2
Tangible book value is a non-GAAP financial measure calculated as stockholders’ equity excluding deferred policy acquisition costs, goodwill and other non-tangible assets.
$ in millions
18
As of Sept. 30,     As of Dec. 31,
2011 2010
Total stockholders' equity $ 3,060.0 $ 2,380.6
Less: Accumulated other comprehensive income (AOCI) 1,006.5 432.5
Adjusted book value 2,053.5 1,948.1
Total Stockholders' Equity 3,060.0
Less:
Deferred policy acquisition costs 202.1
Goodwill 29.9
Intangible assets 29.6
Other non-tangible assets 57.4
Tangible book value $ 2,741.0
2
1